American Century Variable Portfolios, Inc. Statement of Additional Information Supplement

Supplement dated April 1, 2016 ■ Statement of Additional Information dated May 1, 2015

William Martin, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire from American Century Investments. As a result, he will no longer serve as a portfolio manager of the VP Balanced Fund as of May 1, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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